UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington,  D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 28, 2015

GOLD RESOURCE CORPORATION

(Exact name of registrant as specified in its charter)

Colorado (State or other jurisdiction of incorporation or organization)	001-34857 (Commission File Number)	84-1473173 (I.R.S. Employer Identification No.)

2886 Carriage Manor Point

Colorado Springs,  CO 80906

(Address of principal executive offices)  (Zip Code)

Registrant's telephone number including area code:   (303) 320-7708

 Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Items.

On May 28, 2015, Jason Reid, CEO and President of the Company, sent a letter on behalf of the Company to Chairman Timothy Massad, Chair of the U.S. Commodities and Futures trading commission regarding perceived speculation in the silver commodity market.  A copy of the letter is attached to this report as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are filed with this report:

99.1 Letter to Chairman Massad.

SIGNATURE

 Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

GOLD RESOURCE CORPORATION

Date: June 3, 2015	By:	/s/ Jason D. Reid
	Name:	Jason D. Reid
	Title:	Chief Executive Officer and President

Exhibit Index

The following is a list of the Exhibits filed herewith.

Exhibit
Number	Description of Exhibit

99.1	Letter to Chairman Massad.